UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: October 20, 2025

RIVER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Alabama	333-205986	46-1422125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 Legends Drive Prattville, Alabama	36066
(Address of Principal Executive Offices)	(Zip Code)

(334) 290-1012

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Conditions.

On October 20, 2025, River Financial Corporation (the “Company”) issued a press release announcing its results for the quarter ended September 30, 2025. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including the information incorporated herein from Exhibit 99.1, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 Other Events.

The Company adopted an insider trading policy ("Policy") on December 20, 2023. The Policy is exhibit 19.1 in the Company's annual report on Form 10-K filed on March 12, 2024. The board of directors of the Company has amended the Policy to provide that the "window period" for insiders to trade in Company securities begins on the second business day following the date of public release of quarterly or annual statements of earnings and financial results for the prior quarter and continues until the opening of the market on the date that is fourteen (14) full days prior to the end of the current fiscal quarter in question. The amended and restated Policy amends the 2023 version of the Policy in two ways.

First, the amended Policy deletes reference to the filing of a Form 10-Q or Form 10-K which eliminates some confusion as to when the window period actually ends.

Second, and most significant, the version of the 2023 Policy's window period for trading ends on the 30th business day after the disclosure of earnings. That period is relatively short, especially with "double" window periods referenced in the first amendment above. The amended and restated Policy provides that the window period ends at the opening of the market on the date that is fourteen (14) full days prior to the end of the current fiscal quarter or year end. This expands the window period for permissible trading and, based upon the review of other trading policies, is more in line with many other similar policies.

The Company's Amended and Restated Insider Trading Policy dated August 20, 2025, is at Exhibit 19.1 to this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

19.1	River Financial Corporation Amended and Restated Insider Trading Policy dated August 20, 2025.
99.1	Press release, dated October 15, 2025, issued by River Financial Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER FINANCIAL CORPORATION

Date: October 20, 2025	By	/s/ James M. Stubbs
James M. Stubbs
Chief Executive Officer